EXHIBIT 10.3
- ------------

                       SECOND AMENDMENT AND WAIVER

          THIS SECOND AMENDMENT AND WAIVER (this "Amendment") is entered
into as of   June 27, 1995 by and among STORAGE TECHNOLOGY CORPORATION, a
Delaware corporation ("STK"), STORAGETEK FINANCIAL SERVICES CORPORATION, a Delaware corporation, STORAGE TECHNOLOGY DE PUERTO RICO, INC., a Delaware corporation, STORAGETEK DISTRIBUTED SYSTEMS DIVISION, INC. (formerly XL/Datacomp, Inc.), a Delaware corporation ("DSD"), and NETWORK SYSTEMS CORPORATION, a Delaware corporation (collectively, the "Borrowers"), the banks listed on the signature pages hereof and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as agent for the Lenders (the "Agent"), and as Swing Line Bank and Issuing Bank.

          WHEREAS, the Borrowers, the Lenders and the Agent for the Lenders (in its capacity as such and as Swing Line Bank and Issuing Bank) are parties to an Amended and Restated Multicurrency Credit Agreement, dated as of September 28, 1994, as amended pursuant to a First Amendment and Waiver, dated as of April 20, 1995 (as amended, the "Credit Agreement");

          WHEREAS, DSD desires to sell all or substantially all of its assets to an unaffiliated third party (the "DSD Sale") and the Borrowers have requested that the Agent and the Lenders consent thereto and that certain covenants of the Credit Agreement be waived by the Agent and the Lenders in connection therewith (the assets to be sold by DSD in the DSD Sale are referred to herein as the "Transferred Assets");

          WHEREAS, the Borrowers also desire to amend the Credit
Agreement to effect certain other changes to the Credit Agreement as herein provided; and

          WHEREAS, the Agent and the Lenders are willing to agree to such requests, subject to the terms and conditions hereof;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Terms Defined in Credit Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          2.   Waiver.  Subject to the terms and conditions set forth in
Section 4 hereof, the Lenders hereby waive the applicability of Sections 6.02(f) and 6.02(g) of the Credit Agreement to the DSD Sale. Upon the
    closing of the DSD Sale, the Transferred Assets so sold by DSD shall no longer constitute Collateral. For purposes of Section 5(i) and the other terms and provisions of the DSD Security Agreement, the DSD Sale shall be deemed to constitute a Transfer of Collateral permitted pursuant to
Section 6.02(g) of the Credit Agreement.

          3.   Consent of Lenders; Certain Related Agreements.

          (a) Each of the Lenders hereby acknowledges and consents to the terms of Section 2 hereof and all of the other matters, terms and provisions set forth herein.

          (b) In furtherance of the foregoing, each of the parties hereto agree to the following: (i) immediately prior to or simultaneously with the closing of the DSD Sale, the Liens on the Transferred Assets granted under the U.S. Security Agreement of DSD shall terminate and be released and the Agent shall execute and deliver to STK or DSD such documents and instruments reasonably requested by STK or DSD as shall be necessary to evidence termination and release of all security interests as to the Transferred Assets given by DSD to the Agent under the Credit Agreement and such U.S. Security Agreement; (ii) as of the termination of such Liens, DSD shall no longer be a Borrower under the Credit Agreement or under any of the other Loan Documents; provided, however, that for purposes only of Section 6.02(b) of the Credit Agreement, DSD shall, following the DSD Sale, be deemed to be a Borrower and thus shall be entitled to the rights provided by, and subject to the obligations imposed by, such Section 6.02(b); and (iii) following the closing of the DSD Sale, (I) the assets (if any) remaining with DSD may be sold or transferred by DSD to STK, to another Subsidiary of STK or to any other Person to the extent permitted by the terms of the Credit Agreement and
(II) DSD may be dissolved or merged with and into STK or another Subsidiary of STK.

          4. Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the following conditions precedent:

          (a) All agreements, instruments and other documents entered into by DSD or any of its Affiliates in connection with or arising out of the DSD Sale are in form and substance satisfactory to the Agent and the Lenders.

          (b) The Agent has received evidence (if requested by the Agent on behalf of a Lender), in form and substance satisfactory to the Agent, that no Default or Event of Default then exists and that, after giving effect to the DSD Sale, no Default or Event of Default would occur.

              (c) The Agent has received evidence (if requested by the Agent on behalf of a Lender), in form and substance satisfactory to the Agent, that all actions necessary or, in the opinion of the Agent, desirable to continue to perfect and protect and maintain the priority of the Liens created by the Loan Documents have been taken with respect to (i) any Collateral of DSD that is not sold in the DSD Sale and (ii) the consideration received by DSD or its Affiliate in exchange for the Transferred Assets sold in the DSD Sale, which consideration shall constitute Proceeds of Collateral and, as such, shall remain subject to the terms and provisions of one of the U.S. Security Agreements.

          (d) The Borrowers shall have paid or reimbursed the Agent for all fees, costs and expenses (including, but not limited to, all reasonable Attorney Costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the consummation of the transactions contemplated hereby.

          (e) DSD shall have delivered to the Agent a Periodic Release Certificate and complied with the other terms of Section 6.02(b)(ii) of the Credit Agreement, if applicable to the DSD Sale.

          (f) The Agent shall have received such other documents and materials as the Agent or any Lender through the Agent may request.

          5. Amendment to the Credit Agreement. Section 6.02(f) of the Credit Agreement is hereby amended by inserting the phrase "(other than the NSC Acquisition)" immediately following the phrase "after the Closing Date and prior to the Termination Date" appearing in clause (ii) thereof.


          6.   Miscellaneous.

          (a) Loan Documents Otherwise Not Affected. Except as expressly waived pursuant hereto, the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders' and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

          (b) Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              (c) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          (d) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   THE BORROWERS:


                              STORAGE TECHNOLOGY CORPORATION

                              By:  /s/MARK D. MCGREGOR
                                  --------------------------------
                                   Name: Mark D. McGregor
                                   Title: Vice President, Treasurer
                                          and Interim Controller


                              STORAGETEK FINANCIAL SERVICES CORPORATION

                              By:  /s/ROBERT J. KALI
                                  --------------------------------
                                   Name: Robert J. Kali
                                   Title: Vice President and Chief
                                          Operating Offier


                              STORAGE TECHNOLOGY DE PUERTO RICO, INC.

                              By:   /s/MARK D. MCGREGOR
                                  --------------------------------
                                   Name: Mark D. McGregor
                                   Title: Vice President and Treasurer

                                  STORAGETEK DISTRIBUTED SYSTEMS DIVISION,
                              INC.

                              By:   /s/MARK D. MCGREGOR
                                  --------------------------------
                                   Name: Mark D. McGregor
                                   Title: Vice President and Treasurer


                              NETWORK SYSTEMS CORPORATION

                              By:   /s/MARK D. MCGREGOR
                                  --------------------------------
                                   Name: Mark D. McGregor
                                   Title: Assistant Treasurer


                              THE AGENT:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent

                              By:  /s/WENDY M. YOUNG
                                  --------------------------------
                                   Name: Wendy M. Young
                                   Title: Vice President


                              THE LENDERS:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION

                              By:  /s/KEVIN MCMAHON
                                  --------------------------------
                                   Name: Kevin McMahon
                                   Title: Vice President


                              BANK OF MONTREAL

                              By:  /s/R. STRONG
                                  --------------------------------
                                   Name: Robert K. Strong
                                   Title: Managing Director


                              NBD BANK

                              By:  /s/JAMES R. FRYE
                                  --------------------------------
                                   Name: James R. Frye
                                   Title: Assistant Vice President

                              FIRST INTERSTATE BANK OF DENVER

                              By:  /s/DAVID L. ERICSON
                                  --------------------------------
                                   Name: David L. Ericson
                                   Title: Senior Vice President


                              THE FIRST NATIONAL BANK OF BOSTON

                              By:  /s/MELISSA S. FORBES
                                  --------------------------------
                                   Name: Melissa S. Forbes
                                   Title: Vice President


                              BANQUE NATIONALE DE PARIS

                              By:  /s/CLIVE BETTLES
                                  --------------------------------
                                   Name: Clive Bettles
                                   Title: Vice President

                              By: /s/TJALLING TERPSTRA
                                  --------------------------------
                                  Name: Tjalling Terpstra
                                  Title: Vice President


                              THE SUMITOMO BANK LIMITED
                              By:  /s/HIROSHI AMANO
                                  --------------------------------
                                   Name: Hirohi Amano
                                   Title: Genral Manager